Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
INTANGIBLE ASSETS, NET [Abstract]
2023	$ 3,918
2024	1,410
2025	66
2026	0
2027	0
Thereafter	0
Total expected amortization expense	$ 5,394	$ 9,136